BRITISH
COLUMBIA

                      Ministry of Employment and Investment
                          Energy and Minerals Division

                              Mineral Titles Branch
                                Section 57 & 58

                             BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:                     Mineral
                                            --------------------------------
                                            (Mineral or Placer)

MINING DIVISION: New Westminster
                 ------------------------------------------------------------

SELLER                                                  PURCHASER

I, GARTH BARTON                                   MICHAEL HOPLEY
   -------------------------------------          ---------------------------
   (Full name)                                    (Full Name)

   2188- 61st Ave                                 204-5405- 12th Ave.
   -------------------------------------          ---------------------------
   (Mailing Address)                              (Mailing Adress)

   Langlem           BC                           Delta            B.C.
   -------------------------------------          ----------------------------
   (City)            (Province)                   (City)           (Province)

   V3A 6H4               604-532-0315             V4M2B2         604-943-9414
   -------------------------------------          ----------------------------
   (Postal code)              (Telephone)         (Postal Code)   (Telephone)

CLIENT NUMBER:     101616                         CLIENT NUMBER:    144103
              --------------------------          ----------------------------

For and consideration of the sum of  TEN    dollars ($ 10.00)
                                    -----
paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE      TENURE NUMBER        PERCENTAGE OF
                                                   TITLE BEING SOLD
                                                   ----------------
HC1                            391432                    100%
------------------------      -------------        ----------------
HC2                            391433                    100%
------------------------      -------------        ----------------

                    I declare that I have good titles to these tenures and every right to sell the same, in witness whereof I have today

January 16, 2002                            signed my legal name.
------------------------
(Date)

                                            /s/
------------------------                    ----------------------------------
(Signature of Witness)                         (Signature of Seller)

I, GARTH BARTON            AGENT FOR       SELF
----------------------    -----------     -----------------------
   Name of Locator                                 Name

21888-61st Ave
----------------------                    -----------------------
   Address                                       Address

Langley, B.C.
----------------------                    -----------------------

V3A 6H4   604-532-0315
----------------------                    -----------------------
Postal Code Telephone

Client No. 101616                          Client No.
---------------------                      ----------------------
hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference

map No.92H 61,62 ,     in the  NEW WESTMINSTER Mining Division.
       ---------------         ---------------

ACCESS Describe how you gained access to the location;include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

          Forest Access road east side of Harrison Lake Drive 2 km north of Interfor Silver River log sort to Hornet Creek Main. Follow this to approximately 3.5 km where secondary road goes east. Follow this for 100m, turn right onto branch road. After crossing major drainage at approximately 200m go 100m. LCP is on east edge of the road.

I have securely fastened the metal identification     IDENTIFICATION POSTS NOT PLACED
tag Identification Posts Not Placed embossed          were 2E,3E,4E,5E,4N,5E
"LEGAL CORNER POST" to the legal post and             3N,5E 2N, (or witness post) and impressed
impressed this information on the tag:                this information on the tag: 5E 1N,
                                                      4N, 3E, 4N 4E

      LEGAL CORNER POST                               because extreme topography-cliffs
                                                      and canyons, and ice
       Tag No. 215408                                 If a witness post was placed for the
                                                      legal corner post:
Claim Name         HC1                                Bearing from witness post to true
                                                      position of legal corner post
Locator           G. Barton                           Is                        degrees,
FMC No.           101616                              at a distance of          metres
Agent For         SELF                                Bearing from identification post to
FMC No.           101616                              Witness post            Degrees, at a
Date Commenced    Dec 20, 2001                        Distance of               metres.
Time              10:15 AM                            Note: Legal corner post can be
Date Completed    Dec 23, 2001                        Witnessed only if it was not feasible
Time              4:15 P.M.                           To place any posts.

        Number of claim units
N 4      S        E 5      W
  ------   ------   ------   -------

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification posts if applicable) are indicated.

Do you intend to extract industrial minerals from this tenure?  Yes    No X

/s/ G. Barton
-----------------------------------------

I, GARTH BARTON            AGENT FOR       SELF
----------------------    -----------     -----------------------
   Name of Locator                                 Name

21888-61st Ave
----------------------                    -----------------------
   Address                                       Address

Langley, B.C.
----------------------                    -----------------------

V3A 6H4   604-532-0315
----------------------                    -----------------------
Postal Code Telephone

Client No. 101616                          Client No.
---------------------                      ----------------------

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference.

Map No.921161,62,51,52 in the NEW WESTMINSTER Mining Division.
       ---------------        ---------------

ACCESS Describe how you gained access to the location;include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

          Drive forest access road east side of Harrison Lake Drive 2 km north of Interofr Silver River dry land log sort to Hornet Creek Main. Follow this to approximately 3.5 km where secondary road goes east. Follow this for 100m, turn right onto branch road. After crossing major drainage at approximately 200m go 100m. LCP is on east edge of road.

I have securely fastened the metal identification     IDENTIFICATION POSTS NOT PLACED
tag Identification Posts Not Placed embossed          were Were 2s0E, 251E, 2S
"LEGAL CORNER POST" to the legal post and             2E, 2S 3E, 2S 4E,
impressed this information on the tag:

   LEGAL CORNER POST

    TAG No. 215409
            ------

Claim Name       HC2                                  because impossible topography
Locator          G Barton
FMC              101616                               If a witness post was placed for the legal
Agent For        Self                                 Corner post:
Date Commenced   Dec 20,2001                          Bearing from witness post to true position of
Time             10:20 am                             Legal corner post is      Degrees, at a
Date Completed   Dec 22,2001                          distance of                Meters
Time             4:25 pm                              Bearing from identification post to witness


Number of Claims Units                                Post    Degrees, at a distance of         Meters.

N      S 2      E 5      W                            Note: Legal corner post can be witnessed
  ----  -----     -----    -----                      Only if it was not feasible to place any posts.

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location o 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification posts if applicable) are indicated.

Do you intend to extract industrial Minerals from this tenure?  Yes     No X


/s/ G. Barton
-----------------------------------------